UAM FUNDS

                           DSI PORTFOLIOS
                     INSTITUTIONAL CLASS SHARES

                   DSI Disciplined Value Portfolio
                 DSI Limited Maturity Bond Portfolio
                     DSI Money Market Portfolio
                       DSI Balanced Portfolio

 Supplement dated October 24, 1996 to the Prospectus dated February 29, 1996 as supplemented June 28, 1996 and July 3, 1996

     The information under the heading "REDEMPTION OF SHARES" on page 18 of the Prospectus is supplemented as follows:

     In addition to redeeming shares by mail or telephone, a shareholder of the DSI Money Market Portfolio may redeem shares by check at any time, without cost, at the net asset value per share of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

     The following information is added to the section "REDEMPTION OF
SHARES:"

     BY CHECK
           You may redeem shares of the DSI Money Market Portfolio by check drawn on your Fund account. Checks must be for amounts of $500 or more. You will continue to earn dividends on the shares to be redeemed until the check clears at The Chase Manhattan Bank.

           Checks are supplied free of charge, and additional checks are sent to you upon request. Checks will be sent only to the registered owner at the address of record. If you want the option of redeeming shares by check, you must indicate this on the Optional Service Form accompanying the Account Registration Form and submit a signature card with signatures guaranteed with such Forms. In order to arrange for redemption by check after an account has been opened, a written request must be sent to UAM Funds Service Center at the address listed under "REDEMPTION OF SHARES - BY MAIL" and must be accompanied by a signature card with signatures guaranteed (see "SIGNATURE GUARANTEES").

           Stop payment instructions with respect to checks may be given to the UAM Funds Service Center. If there are insufficient shares in your account with the Fund to cover the amount of the redemption check, the check will be returned marked "insufficient funds," and your account will be charged a fee of $25.00. Checks may not be used to close an account.

          If any portion of the shares to be redeemed represents an investment made by personal check, the Fund reserves the right not to honor the redemption until it is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations which may take up to 15 days. If you anticipate the need for more immediate access to your investment, you should purchase shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If your purchase check is not collected, the purchase will be cancelled and your account will be charged a fee of $25.00.